UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2013

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 16, 2013, The Dow Chemical Company (the “Company”) announced a full redemption of each the following outstanding Dow InterNotes (the “Notes”), in the principal aggregate amount of $142,420,000.00, issued pursuant to an Indenture dated as of May 1, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee:

Notes Being Redeemed	Cusip Number

4.85% Internotes due 12/15/2020	26054LLH4
4.80% Internotes due 12/15/2020	26054LLL5
4.60% Internotes due 12/15/2020	26054LLB7
4.60% Internotes due 12/15/2020	26054LLE1
4.50% Internotes due 12/15/2020	26054LKY8
4.50% Internotes due 06/15/2021	26054LMH3
4.45% Internotes due 06/15/2021	26054LME0
4.40% Internotes due 06/15/2021	26054LLY7
4.40% Internotes due 06/15/2021	26054LMB6
4.40% Internotes due 06/15/2021	26054LML4
4.25% Internotes due 12/15/2017	26054LLG6
4.15% Internotes due 12/15/2017	26054LLK7
4.10% Internotes due 12/15/2021	26054LNS8
4.10% Internotes due 12/15/2021	26054LNY5
4.10% Internotes due 12/15/2021	26054LPB3
4.00% Internotes due 12/15/2021	26054LNV1
3.95% Internotes due 12/15/2017	26054LLA9
3.90% Internotes due 12/15/2017	26054LKX0
3.90% Internotes due 12/15/2017	26054LLD3
3.90% Internotes due 12/15/2021	26054LPE7
3.85% Internotes due 06/15/2022	26054LQP1
3.85% Internotes due 06/15/2022	26054LQS5
3.80% Internotes due 06/15/2018	26054LMG5
3.75% Internotes due 06/15/2018	26054LMA8
3.75% Internotes due 06/15/2018	26054LLX9
3.75% Internotes due 06/15/2018	26054LMD2
3.75% Internotes due 06/15/2022	26054LQV8
3.70% Internotes due 06/15/2018	26054LMK6

Pursuant to the terms of the Indenture and the Notes, the Notes will be redeemed in full on June 15, 2013 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount thereof, along with accrued and unpaid interest up to, but not including, the Redemption Date.  The amount of regular interest that will be payable with respect to these Notes being redeemed on the Redemption Date will be calculated based upon the per annum interest rate then payable on each of these Notes, and such interest will be paid on June 17, 2013, the next business day following the Redemption Date.  On the Redemption Date and upon the Company’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Dated:  May 16, 2013

By:	/s/ Ronald C. Edmonds
	Name:	Ronald C. Edmonds
	Title:	Vice President and Controller